EXHIBIT 23.3



                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We  hereby   consent  to  the   incorporation   by  reference  in  this
Registration Statement on Form S-8 of our report dated February 26, 1999 relating to the financial statements of Cylink Corporation, which appears in Cylink Corporation's Annual Report on Form 10-K for the year ended December 31, 2000.



/s/ PRICEWATERHOUSECOOPERS LLP
San Jose, California
July 18, 2001